UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2007

Chicago Mercantile Exchange Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 6, 2007, Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) filed a registration statement on Form S-4 (the “Registration Statement”) which contained a combined joint proxy statement/prospectus (the “Combined Joint Proxy Statement/Prospectus”) consisting of a second supplement to the joint proxy statement/prospectus, dated June 5, 2007 (the “Initial Joint Proxy Statement/Prospectus”), together with copies of the Initial Joint Proxy Statement/Prospectus and the first supplement to the Initial Joint Proxy Statement/Prospectus, dated June 17, 2007. The Securities and Exchange Commission declared the Registration Statement effective as of 2:00 p.m. Eastern Daylight Time on July 6, 2007. A copy of the Combined Joint Proxy Statement/Prospectus is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Combined Joint Proxy Statement/Prospectus filed as part of CME Holdings’ registration statement on Form S-4 (File No. 333-144371), filed with and declared effective by the Securities and Exchange Commission on July 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chicago Mercantile Exchange Holdings Inc.

By:	/s/ Kathleen M. Cronin
Kathleen M. Cronin Managing Director, General Counsel and Corporate Secretary

Dated: July 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Combined Joint Proxy Statement/Prospectus filed as part of CME Holdings’ registration statement on Form S-4 (File No. 333-144371), filed with and declared effective by the Securities and Exchange Commission on July 6, 2007.